Rule 497(e)
Registration No. 002-10806
1940 Act File No. 811-00216

NICHOLAS HIGH INCOME FUND, INC. SUPPLEMENT DATED NOVEMBER 8, 2005 TO THE PROSPECTUS DATED JULY 31, 2005 OF

Nicholas High Income Fund, Inc. – Class N

THIS SUPPLEMENT UPDATES THE PROSPECTUS

PLEASE READ AND KEEP IT TOGETHER WITH YOUR COPY OF THE PROSPECTUS FOR FUTURE REFERENCE

The purpose of this supplement is to notify the shareholders of Nicholas High Income Fund, Inc. (the “Fund”) Class N shares that the following changes have been made to the disclosures included in the Fund’s prospectus regarding Nicholas Limited Edition, Inc. (“Nicholas Limited Edition”):

  Nicholas Limited Edition is no longer subject to a size limitation and will not be required to close to new investments at such time as 10 million shares of the Fund’s common stock are outstanding.

The removal of Nicholas Limited Edition’s size limitation and increase in the authorized number of shares were unanimously approved by the Board of Directors of Nicholas Limited Edition on October 28, 2005 after a determination that such actions were in the best interest of the Fund and its shareholders.

PART A: INFORMATION REQUIRED IN PROSPECTUS:

1.	The prospectus inside cover page is amended to delete the following statement in its entirety:

“You should be aware that Nicholas Limited Edition, Inc. is restricted in size to ten million shares
(without taking into account shares outstanding as a result of capital gain and dividend distributions).
As a result, at times Nicholas Limited Edition, Inc. may be closed to new investors, including additions to existing accounts, other than through reinvestment of capital gain and dividend distributions.”

2.	The prospectus Table of Contents is amended to delete the reference to “SHARE LIMITATION FOR NICHOLAS LIMITED EDITION, INC.”

3.	The following statement is deleted from the section captioned “OVERVIEW OF THE FUNDS -- Nicholas Limited Edition, Inc. – Principal Risks of Investing” on page 3 of the prospectus:

“The principal risks of investing in the Fund are:

* * *

Share Limitation - Due to the Fund's share limitation noted on the inside cover page of this Prospectus, the Fund may be forced to sell securities in its portfolio to meet redemption requests in adverse market conditions, which could have a negative impact on the value of Fund shares. In addition, the Fund may close to new investments (including additions to existing accounts other than through reinvestment of capital gain and dividend distributions) at any time. In such event, you may not be able to acquire additional Fund shares should you desire to do so.”

4.	The following discussion captioned “SHARE LIMITATION FOR NICHOLAS LIMITED EDITION, INC.” on page 13 of the prospectus is deleted in its entirety:

“The Fund is restricted in size to a maximum of 10 million shares of common stock outstanding. At such time as the maximum of ten million shares are issued and outstanding (without taking into account shares outstanding as a result of reinvestment of capital gain and dividend distributions), the Fund will close to all new investments, including additions to existing accounts, other than through reinvestment of capital gain and dividend distributions. In addition, the Fund may close to new investments at any time in the sole discretion of the Fund. However, redemptions of shares will continue to be received.
Should the number of outstanding shares decline through redemptions, or at other appropriate times, the officers of the Fund may, in their discretion, authorize the Fund to reopen for further investment. Due to the limitation on its size, the Fund may be forced to sell securities to meet redemption requests in adverse market conditions.

The officers of the Fund have the right to restrict investments by any single shareholder by rejecting any new or additional subscription for shares (including exercise of the exchange privilege with other investment companies for which Nicholas Company, Inc. serves as investment adviser but not including reinvestment of capital gain and dividend distributions) which would result in the aggregate value of such shareholder's account equaling 5% or more of the total net assets of the Fund. For the purpose of this restriction, related accounts (as determined by the officers of the Fund in their discretion) may be grouped together to determine an aggregate account value.”

5.	The following discussion is deleted from the section captioned “Principal Risks of Investing in the Funds” on page 22 of the prospectus:

“Risks Related to the Fund's Share Limitation. (Applies to Nicholas Limited Edition, Inc.) The Fund is
restricted in size to ten million shares (without taking into account shares outstanding as a result of capital gain and dividend distributions). As a result, at times the Fund may be closed to new investments, including additions to existing accounts, other than through reinvestment of capital gain and dividend distributions. In such event, you may not be able to acquire additional Fund shares should you desire to do so. However, even if the Fund is closed to new investments, redemptions of shares will continue to be received. Due to the limitation on size, the Fund may be forced to sell securities to meet redemption requests in adverse market conditions which could have a negative impact on the value of your Fund shares.”